Exhibit 10.36

First Amendment to
Fourth Amended and Restated Receivables Sale Agreement

This FIRST AMENDMENT (this “Amendment”) is entered into as of August 30, 2013 by and among:
(a) Rock-Tenn Company, a Georgia corporation (“Parent”),
(b) Rock-Tenn Company of Texas, a Georgia corporation, Rock-Tenn Converting Company, a Georgia corporation, Rock-Tenn Mill Company, LLC, a Georgia limited liability company, RockTenn - Southern Container, LLC, a Delaware limited liability company, PCPC, Inc., a California corporation, Waldorf Corporation, a Delaware corporation, RockTenn CP, LLC, a Delaware limited liability company, and RockTenn - Solvay, LLC, a Delaware limited liability company (each of the foregoing, an “Originator” and collectively, the “Originators”), and
(c) Rock-Tenn Financial, Inc., a Delaware corporation (“Buyer”), with respect to that certain Fourth Amended and Restated Receivables Sale Agreement, dated as of December 21, 2012, by and among Parent, the Originators and Buyer (the “Existing RSA” which, as amended hereby, is hereinafter referred to as the “RSA”).
Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing RSA.
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend certain provisions of the Existing RSA.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments.
1.1    Article I of the Existing RSA is hereby amended by adding a new Section 1.8 at the end thereof, as follows:

“Section 1.8.    (a) Excluded Receivables. Upon ten (10) days’ advance written notice to the Buyer and Administrative Agent (as Buyer’s assignee), a Transferor may designate as Excluded Receivables the Originated Receivables relating to any Obligor that arise on or after the previous Cut-off Date; provided that immediately after giving effect to such designation (i) the Excluded Receivable Compliance Condition shall be satisfied and (ii) no Termination Event or Unmatured Termination Event shall exist; and provided, further, that no such designation may be undertaken by a Transferor for reasons relating to the credit quality of the related Originated Receivables or in order to manipulate the pool characteristics of the Receivables. No Excluded Receivables shall be deemed sold to the Buyer under this Agreement. The written notice contemplated by the preceding sentence shall be accompanied by an updated Monthly Report reflecting the exclusion, as of the prior Cut-off Date, of the Excluded Receivables for such newly designated Obligor outstanding as of such Cut-off Date.

(b) Upon ten (10) days’ advance written notice to the Buyer and Administrative Agent (as Buyer’s assignee), a Transferor may reverse the designation of an obligor’s Excluded Receivables and upon the effective date of such notice, Originated Receivables relating to such obligor shall no longer be Excluded Receivables; provided, however, that, without the written consent of Required Committed Lenders, the outstanding balance of such obligor’s Excluded Receivables may not exceed 2.5% of the aggregate outstanding balance of all Eligible Receivables immediately prior to the effective date of such notice.

    (c) Schedule B shall be updated to reflect the current list of obligors whose Originated Receivables are Excluded Receivables pursuant to this Section 1.8.”

1.2    Section 4.2(b) of the Existing RSA is hereby amended by deleting the last proviso in its entirety and replacing it with the following:

“provided however, each Transferor agrees to direct its obligors of Excluded Receivables to make payment to a lock-box or account that is not a Lock-Box or Collection Account and to use commercially reasonable efforts to ensure that no collections in respect of Excluded Receivables are deposited to, or commingled with amounts on deposit in, any Lock-Box or Collection Account commencing no later than the date that is thirty (30) days after the designation of such Excluded Receivables pursuant to Section 1.8.”

1.3     Exhibit I of the Existing RSA is hereby amended by deleting the definition of “Excluded Receivable” in its entirety and replacing it with the following:

““Excluded Receivable” means any Originated Receivable (i) in respect of an obligor identified on Schedule B hereto (as such schedule may be updated from time to time by the Transferors in accordance with Section 1.8 hereof) and originated after the effective date designated under Section 1.8 in respect of such obligor and (ii) subject to a third-party financing arrangement.”

1.4     Exhibit I of the Existing RSA is hereby amended by adding a new definition of “Excluded Receivable Compliance Condition” in its proper alphabetical location, as follows:

““Excluded Receivable Compliance Condition” means a condition that is satisfied as of any date of determination if (i) the Excluded Receivable Ratio does not exceed 7.5% and (ii) the Excluded Receivable Obligor Ratio does not exceed 2.5%.”

1.5    Exhibit I of the Existing RSA is hereby amended by adding a new definition of “Excluded Receivable Obligor Ratio” in its proper alphabetical location, as follows:

““Excluded Receivable Obligor Ratio” means, as of the date of determination with respect to an Obligor pursuant to Section 1.8, the ratio (expressed as a percentage) computed by dividing (x) the Average Eligible Receivables Balance for such Obligor and its Affiliates (if any), by (y) the Aggregate Average Eligible Receivables Balance.”

1.6    Exhibit I of the Existing RSA is hereby amended by adding a new definition of “Excluded Receivable Ratio” in its proper alphabetical location, as follows:

““Excluded Receivable Ratio” means, as of any date of determination, the ratio (expressed as a percentage) computed by dividing (x) the sum of the Average Receivables Balances for each obligor designated pursuant to Section 1.8 since the beginning of the current calendar year, by (y) the Aggregate Average Receivables Balance as of such date.”

1.7    Exhibit I of the Existing RSA is hereby amended by adding a new definition of “Aggregate Average Eligible Receivables Balance” in its proper alphabetical location, as follows:

““Aggregate Average Eligible Receivables Balance” means, as of any date of determination, the average outstanding balance of Eligible Receivables as of the end of each month for the 12-month period ending on the Cut-off Date prior to the date of such determination.”

1.8     Exhibit I of the Existing RSA is hereby amended by adding a new definition of “Aggregate Average Receivables Balance” in its proper alphabetical location, as follows:

““Aggregate Average Receivables Balance” means, as of any date of determination, the average outstanding balance of Receivables as of the end of each month for the 12-month period ending on the Cut-off Date prior to the date of such determination.”

1.9     Exhibit I of the Existing RSA is hereby amended by adding a new definition of “Average Eligible Receivables Balance” in its proper alphabetical location, as follows:

““Average Eligible Receivables Balance” means, for an Obligor effectively designated pursuant to Section 1.8, the average outstanding balance of Eligible Receivables for such Obligor as of the end of each month for the 12-month period ending on the Cut-off Date prior to the date of such designation.”

1.10    Exhibit I of the Existing RSA is hereby amended by adding a new definition of “Average Receivables Balance” in its proper alphabetical location, as follows:

““Average Receivables Balance” means, for an Obligor effectively designated pursuant to Section 1.8, the average outstanding balance of Receivables for such Obligor as of the end of each month for the 12-month period ending on the Cut-off Date prior to the date of such designation.”

1.11     The Existing RSA is hereby amended by adding as Schedule B thereto Schedule A hereto.

2.    Representations.
2.1.    Each of the Originators and Parent represents and warrants to Buyer that it has duly authorized, executed and delivered this Amendment and that the Amendment constitutes, a legal, valid and binding obligation of such party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).
2.2.    Each of the Originators and Parent further represents and warrants to Buyer that, as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 2.1 of the Existing RSA is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute a Termination Event or Unmatured Termination Event.
3.    Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:
3.1    the Buyer and the Administrative Agent shall have received a counterpart hereof duly executed by each of the parties hereto; and
3.2    the Buyer shall have delivered to the Administrative Agent a written consent to this Amendment from the Agents under the Credit and Security Agreement as required by Section 7.1(g) thereof.
4.    Miscellaneous.
4.1.    Except as expressly amended hereby, the Existing RSA shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the RSA and each of the other Transaction Documents (as defined in the Credit and Security Agreement) to which it is a party.
4.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.
4.3.    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT IT HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT AND SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER

HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY TRANSFEROR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY SUCH TRANSFEROR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH TRANSFEROR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF NEW YORK.
4.4.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment
4.5    The Buyer agrees to pay to the Administrative Agent’s counsel the reasonable fees and disbursements incurred by such counsel in connection this Amendment promptly following receipt of the related invoice.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ROCK-TENN COMPANY,
as Parent

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer
ROCK-TENN MILL COMPANY, LLC,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer
ROCKTENN - SOUTHERN CONTAINER, LLC,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer
ROCK-TENN COMPANY OF TEXAS,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer
ROCK-TENN CONVERTING COMPANY,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer

WALDORF CORPORATION,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer

PCPC, INC.,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer

ROCKTENN CP, LLC,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer

ROCKTENN - SOLVAY, LLC,
as Originator

By:         /s/ John Stakel
Name:         John Stakel
Title:         SVP & Treasurer

ROCK-TENN FINANCIAL, INC.,
as Buyer

By:         /s/ David Siegel
Name:         David Siegel
Title:         Assistant Treasurer

Address:	504 Thrasher Street
Norcross, GA 30071
Attn: John D. Stakel
Telephone: (678) 291-7901
Facsimile: (770) 246-4642

SCHEDULE A

Schedule B

LIST OF EXCLUDED RECEIVABLE OBLIGORS

1.    Barnett Corporation, a New York corporation;
2.    G.A. Paper International Inc., a corporation located in Toronto, Canada;
3.    G.A. Paper International (USA) Inc., a Delaware corporation;
4.    Mars, Incorporated, a Delaware corporation;
5.    General Mills, Inc., a Delaware corporation, and its Affiliates, including without limitation, General Mills Operations, LLC.